UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

AVROBIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38537	81-0710585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Technology Square
Sixth Floor
Cambridge, MA 02139
(Address of principal executive offices, including zip code)

(617) 914-8420
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVRO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director and Chief Executive Officer

On April 28, 2023, Geoff MacKay provided notice of his resignation as President and Chief Executive Officer and a member of the Board of Directors (the “Board”) of AVROBIO, Inc. (the “Company”), effective at 1:00 p.m. ET on May 1, 2023. His resignation is not a result of any disagreement with the Company.

On April 30, 2023, the Compensation Committee of the Board extended the post-termination exercise period of certain of Mr. MacKay’s vested time-based stock options, as of May 1, 2023, from three months to twelve months.

Appointment of Interim Chief Executive Officer

On April 28, 2023, the Board appointed Erik Ostrowski, the Company’s current Chief Financial Officer and Treasurer, as the Company’s President and Interim Chief Executive Officer, effective at 1:00 p.m. ET on May 1, 2023. In his capacity as President and Interim Chief Executive Officer, Mr. Ostrowski will succeed Mr. MacKay as the principal executive officer of the Company, while maintaining his position as the Chief Financial Officer and Treasurer and principal financial officer of the Company.

Mr. Ostrowski, 50, has been our Chief Financial Officer and Treasurer since January 2019. From June 2014 to December 2018, Mr. Ostrowski served as the chief financial officer of Summit Therapeutics plc., a biotechnology company. Prior to that, he served as vice president of finance at Organogenesis Inc., a biotechnology company, from July 2010 to June 2014, and previously worked in investment banking, most recently as a director with Leerink Partners LLC. Mr. Ostrowski began his career as an accountant with Coopers & Lybrand (now PricewaterhouseCoopers). Mr. Ostrowski has served on the board of directors of Faron Pharmaceuticals Oy (AIM: FARN, First North: FARON) since April 2022. He received a B.S. in accounting and economics from Babson College and a M.B.A. from the University of Chicago Booth School of Business.

There are no arrangements or understandings between Mr. Ostrowski and any other persons in connection with his appointment. There are no family relationships between Mr. Ostrowski and any director or executive officer of the Company, and Mr. Ostrowski is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

The Company has not entered into any material plan, contract, arrangement or material amendment with Mr. Ostrowski in connection with his appointment as President and Interim Chief Executive Officer.

Item 7.01          Regulation FD Disclosure.

On May 1, 2023, the Company issued a press release titled “AVROBIO Announces Leadership Transition.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

99.1	AVROBIO, Inc. press release, dated May 1, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVROBIO, INC.

Date: May 1, 2023	By:	/s/ Geoff MacKay
Geoff MacKay
President and Chief Executive Officer